1 Earnings Presentation 4Q and Full Year 2025

2 Fourth Quarter and Full Year 2025 Highlights Profitability Improvement Plan expected to deliver $600M EBITDA benefit in 2026 • Actions initiated in 2025 are expected to improve EBITDA by $600 million in 2026 • HIP sales and volumes benefitted from continued strong pipe and fittings demand from growing North America infrastructure spending • PEM’s 4Q’25 EBITDA performed well due to improved operational results, a gain on pension restructuring, and several smaller discrete items • Achieved $170 million of cost savings in FY’25, including $60 million in 4Q’25, meeting raised target for FY’25 and driving momentum into 2026 • Investment-grade credit rating with $2.9 billion of cash and securities $2.5B Net Sales 11% decrease QoQ $196M EBITDA(1,2) 37% decrease QoQ (2) $225M Net Cash Provided by Operating Activities (1) Reconciliation of EBITDA excl. Identified Item to Net Income, Income from Operations and Net Cash Provided by Operating Activities can be found on page 12 (2) Excludes “Identified Items” consisting of $495 million of PEM shutdown expenses and $16 million for HIP restructuring expenses in 4Q’25 and FY’25, a $727 million charge for the write-off of all the goodwill associated with the North American Chlorovinyls reporting unit and $139 million of accrued expenses and $15 million inventory write-off related to previously-announced facility shutdowns in FY’25, and $75 million of accrued expenses in FY’24 related to previously-announced facility shutdowns. $11.2B Net Sales 8% decrease YoY $1.1B EBITDA(1,2) 50% decrease YoY (2) $465M Net Cash Provided by Operating Activities 4Q 2025 Financial Results FY 2025 Financial Results

Westlake Corporation 4Q and FY 2025[1]

($ in millions)	4Q'25	3Q'25	QoQ%	4Q'24	YoY%	FY'25	FY'24	YoY%
Sales	**$2,533**	**$2,838**	**(11%)**	**$2,843**	**(11%)**	**$11,170**	**$12,142**	**(8%)**
Operating Income (Loss)[1]	**($160)**	**($22)**	**N.M.**	**$66**	**(342%)**	**($186)**	**$950**	**(120%)**
EBITDA[1,2]								
Housing and Infrastructure Products	*$146*	*$215*	*(32%)*	*$188*	*(22%)*	*$839*	*$1,050*	*(20%)*
Performance and Essential Materials	*$45*	*$90*	*(50%)*	*$220*	*(80%)*	*$267*	*$1,161*	*(77%)*
Corporate	*$5*	*$8*	-	*$8*	-	*$38*	*$75*	-
	$196	**$313**	**(37%)**	**$416**	**(53%)**	**$1,144**	**$2,286**	**(50%)**

Westlake

4Q 2025 vs. 3Q 2025

Average Sales Price	Volume
-3.3%	**-7.5%**

Westlake

4Q 2025 vs. 4Q 2024

Average Sales Price	Volume
-3.6%	**-7.3%**

- (−) Lower average sales price, as the result of global overcapacity in certain PEM materials, drove lower EBITDA and margins both QoQ and YoY
- (+) Exceeded our FY'25 cost reduction target by achieving $170 million of cost savings, including $60 million in 4Q'25
- (−) FY'25 EBITDA impacted by an elevated level of planned turnarounds and unplanned outages that are not expected to recur in FY'26

(1) Excludes "Identified Items" consisting of $495 million of PEM shutdown expenses and $16 million for HIP restructuring expenses in 4Q'25 and FY'25, a $727 million charge for the write-off of all the goodwill associated with the North American Chlorovinyls reporting unit in 3Q'25 and FY'25, $139 million of accrued expenses and $15 million inventory write-off related to previously-announced facility shutdowns in FY'25, and $75 million of accrued expenses in FY'24 related to previously-announced facility shutdowns.

(2) Reconciliations of EBITDA excl. Identified Items, Performance and Essential Materials EBITDA excl. Identified Items, Housing and Infrastructure Products EBITDA excl. Identified Items and Corporate EBITDA to the applicable GAAP measures can be found on pages 12 and 13

Westlake

3

Three Pillar Profitability Improvement Plan

- **Footprint Optimization:** The 2025 shutdown of unprofitable European Epoxy, North American Chlorovinyls, and Styrene facilities is expected to drive a $200MM EBITDA improvement in 2026
- **Cost Savings:** Following the achievement of $170MM of cost savings in 2025, we continue to expect to achieve an additional $200MM of structural cost savings in 2026
- **Improved Plant Reliability:** Fewer planned turnarounds and unplanned outages are expected to drive a $200MM year-over-year improvement in EBITDA in 2026

~$200MM		~$200MM		~$200MM
Footprint Optimization	+	Cost Savings	+	Improved Plant Reliability

Profitability Improvement Plan Expected To Drive ~$600MM Per Year of EBITDA Self Help



Westlake 4

Housing and Infrastructure Products ("HIP") Segment Performance[1]

($ in millions)	4Q'25	3Q'25	QoQ%	4Q'24	YoY%	FY'25	FY'24	YoY%
Housing Products Sales	**$767**	**$928**	**(17%)**	**$818**	**(6%)**	**$3,513**	**$3,644**	**(4%)**
Infrastructure Products Sales	**$134**	**$163**	**(18%)**	**$163**	**(18%)**	**$635**	**$673**	**(6%)**
Total HIP Sales	$901	$1,091	(17%)	$981	(8%)	$4,148	$4,317	(4%)
Operating Income[1]	$82	$151	(46%)	$129	(36%)	$603	$807	(25%)
EBITDA[1,2]	$146	$215	(32%)	$188	(22%)	$839	$1,050	(20%)
EBITDA Margin[1,3]	*16%*	*20%*	-	*19%*	-	*20%*	*24%*	-

HIP Segment
4Q 2025 vs. 3Q 2025

Average Sales Price	Volume
-0.6%	-16.9%

HIP Segment
4Q 2025 vs. 4Q 2024

Average Sales Price	Volume
-0.2%	-8.0%

- (+) FY'25 EBITDA of $839 million met guidance and was driven by continued strong demand for pipe & fittings
- (−) Slower North American residential construction demand drove the 8% YoY decline in sales and volume in 4Q'25
- (−) 4Q'25 and FY'25 EBITDA margin impacted by unfavorable sales mix shift and competitive market pressures in pipe & fittings
- (+) The breadth of HIP's product offerings and its broad geographic reach are expected to drive FY'26 sales to $4.4 - $4.6 billion with an expected EBITDA margin of 19% - 21%

Westlake

(1) Excludes "Identified Items" consisting of $13 million accrued footprint optimization expenses and a $3 million loss on the sale of a compounding business in 4Q'25 and FY'25
(2) Reconciliations of HIP EBITDA excl. Identified Items to the applicable GAAP measure can be found on page 13
(3) HIP EBITDA margin is calculated by dividing HIP EBITDA excl. Identified Items by Total HIP Sales

5

6 Housing and Infrastructure Products Update 2 Expecting a return to sales growth in 2026, inline with HIP’s 5% - 7% long-term sales growth target, driven by benefits from product innovations and the ACI acquisition in 1Q’26 3 New PVCO pipe plant under construction to support the strong growth and market adoption for this innovative product that streamlines the installation process reducing labor costs with a sustainable footprint 4 Strong presence in repair & remodel provides stability and steady growth driven by large number of homes in prime remodel age, healthy home equity levels, and significant backlog of projects 1 Longer-term housing fundamentals remain strong due to decade-plus of under-building, increasingly favorable demographics and popularity of remote work

Performance and Essential Materials ("PEM") Segment Performance[1]

($ in millions)	4Q'25	3Q'25	QoQ%	4Q'24	YoY%	FY'25	FY'24	YoY%
Performance Materials Sales	**$930**	**$1,010**	**(8%)**	**$1,121**	**(17%)**	**$4,018**	**$4,626**	**(13%)**
Essential Materials Sales	**$702**	**$737**	**(5%)**	**$741**	**(5%)**	**$3,004**	**$3,199**	**(6%)**
Total PEM Sales	$1,632	$1,747	(7%)	$1,862	(12%)	$7,022	$7,825	(10%)
Operating Income (Loss)[1]	($222)	($158)	N.M.	($41)	N.M.	($724)	$204	(455%)
EBITDA[1,2]	$45	$90	(50%)	$220	(80%)	$267	$1,161	(77%)
EBITDA Margin[1,3]	*3%*	*5%*	-	*12%*	-	*4%*	*15%*	-

PEM Segment
4Q 2025 vs. 3Q 2025

Average Sales Price	Volume
-4.9%	**-1.6%**

PEM Segment
4Q 2025 vs. 4Q 2024

Average Sales Price	Volume
-5.4%	**-6.9%**

- (+) Actions initiated in 2025, including the shutdown of European Epoxy, North American Chlorovinyls, and Styrene facilities, are expected to contribute $600 million of company-wide EBITDA improvement in 2026
- (−) Lower average sales price, both QoQ and YoY, driven by lower prices for PVC resin and polyethylene, partially offset by higher prices for caustic soda
- (−) Higher YoY feedstock and energy costs contributed to the EBITDA margin decline in 4Q'25 and FY'25

(1) *Excludes "Identified Items" consisting of $495 million of PEM shutdown expenses in 4Q'25 and FY'25, a $727 million charge for the write-off of all the goodwill associated with the North American Chlorovinyls reporting unit in 3Q'25 and FY'25, $139 million of accrued expenses and $15 million inventory write-off related to previously-announced facility shutdowns in FY'25, and $75 million of accrued expenses in FY'24 related to previously-announced facility shutdowns.*
(2) *Reconciliations of PEM EBITDA excl. Identified Items to the applicable GAAP measure can be found on page 13*
(3) *PEM EBITDA margin is calculated by dividing PEM EBITDA excl. Identified Items by Total PEM Sales*

Westlake

7

8 Performance and Essential Materials Update 2 Continued energy and feedstock advantages in North America (~85% of our production capacity) and our high degree of vertical integration relative to the global industry supports our ability to profitably run our plants at higher operating rates 3 Relatively stable North American demand as global macroeconomic conditions remain sluggish in Europe and Asia, but Westlake’s high degree of product integration and large offtake of PVC resin to the HIP segment provide less exposure to weaker economies outside North America 4 The vast majority of the targeted $600 million company-wide EBITDA contribution in 2026 from our three pillar profitability improvement plan is expected to benefit the PEM segment 1 Following global pricing declines, early 2026 has seen an increase in demand, and our pricing initiatives have ensured continued reliable supply for customers

Financial Reconciliations

Consolidated Statements of Operations

	Three months ended December 31,		Three months ended September 30,	Twelve months ended December 31,	
	2025	2024	2025	2025	2024
	(In millions of dollars, except per share data)				
Housing and Infrastructure Products Sales	$ 901	$ 981	$ 1,091	$ 4,148	$ 4,317
Performance and Essential Materials Sales	1,632	1,862	1,747	7,022	7,825
Net sales	2,533	2,843	2,838	11,170	12,142
Cost of sales	2,446	2,515	2,602	10,357	10,185
Gross profit	87	328	236	813	1,957
Selling, general and administrative expenses	224	226	228	900	874
Amortization of intangibles	-	-	30	727	-
Impairment of goodwill	33	28	727	124	117
Restructuring, transaction and integration-related costs	501	8	17	640	91
Income (loss) from operations	(671)	66	(766)	(1,578)	875
Interest expense	(51)	(39)	(41)	(171)	(159)
Other income, net	59	69	32	152	222
Income (loss) before income taxes	(663)	96	(775)	(1,597)	938
Provision for (benefit from) income taxes	(130)	77	(3)	(126)	291
Net income (loss)	(533)	19	(772)	(1,471)	647
Net income attributable to noncontrolling interests	11	12	10	37	45
Net income (loss) attributable to Westlake Corporation	**$ (544)**	**$ 7**	**$ (782)**	**$ (1,508)**	**$ 602**
Earnings (loss) per common share attributable to Westlake Corporation:					
Basic	$ (4.22)	$ 0.06	$ (6.06)	$ (11.70)	$ 4.66
Diluted	$ (4.22)	$ 0.06	$ (6.06)	$ (11.70)	$ 4.64

Westlake

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11 Reconciliation of Net Income (Loss) Attributable to Westlake Corporation and Earnings (Loss) Per Diluted Share to Net Income (Loss) and Diluted Earnings (Loss) Per Share excl. Identified Items Net income (loss) $ (533) $ 19 $ (772) $ (1,471) $ 647 Less: Net income attributable to noncontrolling interests Net income (loss) attributable to Westlake Corporation (544) 7 (782) (1,508) 602 Add: Identified Items, after-tax Net income (loss) attributable to Westlake Corporation excl. Identified Items $ (33) $ 7 $ (38) $ (116) $ 677 Diluted earnings (loss) per common share attributable to Westlake Corporation $ (4.22) $ 0.06 $ (6.06) $ (11.70) $ 4.64 Add: Identified Items per share Diluted earnings (loss) per common share attributable to Westlake Corporation excl. Identified Items $ (0.25) $ 0.06 $ (0.29) $ (0.90) $ 5.22 511 5.77 75 - 0.58 1,392 744 - 3.97 10.80 11 12 10 37 45 (In millions of dollars, except per share data) Three months ended December 31, Three months ended September 30, Twelve months ended December 31, 2025 2024 2025 2025 2024

12 Reconciliation of EBITDA excl. Identified Items to EBITDA, Net Income (Loss), Income (Loss) from Operations and Net Cash Provided by Operating Activities Net cash provided by operating activities $ 225 $ 434 $ 182 $ 465 $ 1,314 Changes in operating assets and liabilities and other Deferred income taxes Net income (loss) Less: Other income, net Interest expense Provision for (benefit from) income taxes Income (loss) from operations Add: Depreciation and amortization Other income, net EBITDA $ (315) $ 416 $ (431) $ (248) $ 2,211 Add: Identified Items EBITDA excl. Identified Items $ 196 $ 416 $ 313 $ 1,144 $ 2,286 Income (loss) from operations margin (26%) 2% (27%) (14%) 7% EBITDA excl. Identified Items margin 8% 15% 11% 10% 19% 511 - 744 1,392 75 Three months ended December 31, Twelve months ended December 31, 20252025 2024 2025 2024 Three months ended September 30, (In millions of dollars) 35 (895)(975) (392) (2,113) (702) (59)217 (23) 177 (772)(533) 19 (1,471) 647 (41)(51) (39) (171) (159) 32 59 69 152 222 (766) (671) 66 (1,578) 875 3 130 (77) 126 (291) 303 297 281 1,178 1,114 32 59 69 152 222

Reconciliation of HIP EBITDA, PEM EBITDA excl. Identified Items and Corporate EBITDA to Operating Income (Loss)

	Three months ended December 31, 2025	Three months ended December 31, 2024	Three months ended September 30, 2025	Twelve months ended December 31, 2025	Twelve months ended December 31, 2024
	(In millions of dollars)				
Housing and Infrastructure Products EBITDA excl. Identified Items	**$ 146**	**$ 188**	**$ 215**	**$ 839**	**$ 1,050**
Less:					
Identified Items	16	-	-	16	-
Depreciation and Amortization	61	56	62	231	213
Other income, net	3	3	2	5	30
Housing and Infrastructure Products Operating Income	66	129	151	587	807
Performance and Essential Materials EBITDA excl. Identified Items	**45**	**220**	**90**	**267**	**1,161**
Less:					
Identified Items	495	-	744	1,376	75
Depreciation and Amortization	233	223	238	934	892
Other income, net	34	38	10	57	65
Performance and Essential Materials Operating Income (Loss)	(717)	(41)	(902)	(2,100)	129
Corporate EBITDA	**5**	**8**	**8**	**38**	**75**
Less:					
Depreciation and Amortization	3	2	3	13	9
Other income, net	22	28	20	90	127
Corporate Operating Income (Loss)	(20)	(22)	(15)	(65)	(61)
Housing and Infrastructure Products Operating Income	66	129	151	587	807
Performance and Essential Materials Operating Income (Loss)	(717)	(41)	(902)	(2,100)	129
Corporate Operating Income (Loss)	(20)	(22)	(15)	(65)	(61)
Total Operating Income (Loss)	**$ (671)**	**$ 66**	**$ (766)**	**$ (1,578)**	**$ 875**

Westlake 13

14 Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities Net cash provided by operating activities $ 225 $ 434 $ 182 $ 465 $ 1,314 Less: Additions to property, plant and equipment Free Cash Flow $ (16) $ 149 $ (57) $ (530) $ 306 241 285 239 995 1,008 (In millions of dollars) Three months ended December 31, Three months ended September 30, Twelve months ended December 31, 2025 2024 2025 2025 2024

15 Safe Harbor Language This presentation contains certain forward-looking statements including statements regarding our cost savings objectives and our ability to maintain synergies, pricing and demand for our products and across the industrial and manufacturing sectors, global macroeconomic conditions, anticipated sales volumes, industry outlook for both of our segments, our ability to execute our integrated strategy the operational reliability of our plants and our ability to address plant operating issues, our future operating rates and improvement of PEM operating rate in 2026, projected benefits from the shutdown of certain of our PEM facilities, projected benefits of the improved reliability of our PEM plants, our cost control and efficiency efforts, our ability to achieve our projected cost savings (such as achieving a $600 million contribution to EBITDA in 2026 from our profitability improvement plan), our future operating results, including our ability to improve revenues and EBITDA and EBITDA margin, our competitive position, the effects of changing demographics in the markets that we serve, anticipated residential construction, repair and remodel activities and infrastructure growth, long-term housing market fundamentals, changes in sales mix of our products, expectations regarding homebuilder confidence, our relationships with our customers, and our energy and feedstock cost advantages in the North American chemicals market. Actual results may differ materially depending on factors, including, but not limited to, the following: general economic and business conditions; the cyclical nature of the chemical and building products industries; the availability, cost and volatility of raw materials and energy; uncertainties associated with the United States, European and worldwide economies, including those due to political tensions and conflict in the Middle East, Russia, Ukraine and elsewhere; uncertainties associated with climate change; the potential impact on the demand for ethylene, polyethylene and polyvinyl chloride due to initiatives such as recycling and customers seeking alternatives to polymers; current and potential governmental regulatory actions in the United States and other countries; industry production capacity and operating rates; the supply/demand balance for our products; competitive products and pricing pressures; instability in the credit and financial markets; access to capital markets; terrorist acts; operating interruptions; changes in laws or regulations, including trade policies; the effects of government shutdowns; technological developments; information systems failures and cyber attacks; foreign currency exchange risks; our ability to implement our business strategies; creditworthiness of our customers; the effect and results of litigation and settlements of litigation and other factors described in our reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Any of these factors, or a combination of these factors, could materially affect our future results of operations and the ultimate accuracy of the forward-looking statements. These forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward-looking statements. Management cautions against putting undue reliance on forward-looking statements. Every forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. Investor Relations Contacts Steve Bender Executive Vice President & Chief Financial Officer Jeff Holy Vice President & Chief Accounting Officer Westlake Corporation 2801 Post Oak Boulevard, Suite 600, Houston, Texas 77056 | 713-960-9111